TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus and Statement of

Additional Information, dated May 1, 2013

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Transamerica Partners International Equity

Effective on or about December 15, 2013, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Thornburg Investment Management, Inc. (‘Thornburg”) with respect to Transamerica Partners International Equity Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners Variable Funds International Equity Subaccount are invested, and will enter into a new investment sub-advisory agreement with Thompson, Siegel & Walmsley LLC with respect to the Portfolio. An information statement will be mailed to the Subaccount’s investors to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the Portfolio’s investment objective, principal investment strategies, and advisory and sub-advisory fees will change. These changes are described below.

The Portfolio’s investment adviser, TAM, will remain the same.

Effective on or about December 15, 2013, the following information will supplement and supersede any contrary information contained in the Prospectus and Statement of Additional Information (“SAI”) concerning the Portfolio, as applicable:

INVESTMENT OBJECTIVE:

The Portfolio seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Subaccount invests in securities through an underlying mutual fund having the same investment goals and strategies.

Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and other investments with similar economic characteristics. The Portfolio’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The Portfolio expects capital growth to be the predominant component of its total return.

Generally, the Portfolio will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the Portfolio will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The Portfolio will invest primarily in securities of companies domiciled in developed countries, but may invest up to 30% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the Portfolio to achieve its objective.

RISKS:

The following risks are deleted from the “Principal Risks” section:

Currency Hedging – The Portfolio may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a Portfolio may be worse off than if it had not used a hedging instrument.

Derivatives – Using derivatives exposes the Portfolio to additional risks and can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. The Portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

The following risks are added to the “Principal Risks” section:

Focused Investing – To the extent the Portfolio invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

Liquidity – Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

SUB-ADVISER:

Thompson, Siegel & Walmsley LLC. The principal business address is 6806 Paragon Place, Suite 300, Richmond, VA 23230 .

PORTFOLIO MANAGER:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Brandon H. Harrell, CFA	Portfolio Manager	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the Portfolio since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Portfolio’s average daily net assets):

First $500 million	0.74%
Over $500 million up to $1 billion	0.72%
Over $ 1 billion up to $2 billion	0.69%
In excess of $2 billion	0.66%

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Investors Should Retain this Supplement for Future Reference

November 8, 2013

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